BLACKROCK FUNDSSM

BlackRock Energy & Resources Portfolio

(the “Fund”)

Supplement dated June 1, 2018 to the Investor and Institutional Shares Prospectus of the Fund, dated January 25, 2018, as amended or supplemented to date

Effective June 1, 2018, BlackRock Advisors, LLC (“BlackRock”) has agreed voluntarily to cap net expenses of the Fund at lower levels for the Fund’s Investor A, Investor C and Institutional Shares. To achieve these voluntary expense caps, BlackRock has agreed to waive and/or reimburse fees or expenses if the Fund’s annual fund operating expenses, excluding certain expenses described in the prospectus, exceed a certain limit for the Fund’s Investor A, Investor C and Institutional Shares. Accordingly, effective June 1, 2018, the Investor and Institutional Shares Prospectus is amended as follows:

The ninth paragraph of the Investor A, Investor C and Institutional Shares Prospectus entitled “Management of the Funds—BlackRock” is deleted in its entirety and replaced with the following:

With respect to Energy & Resources, BlackRock has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses to the amounts noted in the table below.

	Caps on Total Annual Fund Operating Expenses[1] (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses)
Energy & Resources	Contractual Caps[2]	Voluntary Caps[3]
Investor A Shares	1.38%	1.32%
Investor C Shares	2.10%	2.04%
Institutional Shares	1.07%	1.01%

[1]	As a percentage of average daily net assets.

[2]	The contractual caps are in effect through January 31, 2019. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of a Fund.

[3]	The voluntary waiver or reimbursement may be reduced or discontinued at any time without notice.

Shareholders should retain this Supplement for future reference.

PRSAI-19065-0618SUP